                        SUPPLEMENT DATED JULY 12, 2004
                                    TO THE
                                 PROSPECTUSES
                                    OF THE
                             FUNDS INDICATED BELOW

   The following text under "Other things to know about share transactions--Small account balances" in the currently effective Prospectuses for each of the Funds listed below is deleted and replaced in its entirety to read as follows:

Small account balances

   If at any time the aggregate net asset value of the fund shares in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan) , the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

   A fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

   For more information, contact your financial intermediary or the transfer agent or consult the SAI.

Prospectuses dated:
--------

   SALOMON BROTHERS SERIES FUNDS INC.                         April 29, 2004
      SALOMON BROTHERS ALL CAP VALUE FUND
      SALOMON BROTHERS BALANCED FUND
      SALOMON BROTHERS CASH MANAGEMENT FUND
      SALOMON BROTHERS HIGH YIELD BOND FUND
      SALOMON BROTHERS LARGE CAP GROWTH FUND
      SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
      SALOMON BROTHERS SMALL CAP GROWTH FUND
      SALOMON BROTHERS STRATEGIC BOND FUND
      SALOMON BROTHERS SHORT/INTERMEDIATE US GOVERNMENT FUND

   SALOMON FUNDS TRUST                                        April 29, 2004
      SALOMON BROTHERS MID CAP FUND
      SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
      SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
      SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

   SALOMON BROTHERS CAPITAL FUND INC.                         April 29, 2004

   SALOMON BROTHERS INVESTORS VALUE FUND INC.                 April 29, 2004

       SALOMON BROTHERS OPPORTUNITY FUND INC.         December 29, 2003

       SB ADJUSTABLE RATE INCOME FUND                 September 26, 2003
              Salomon Brothers Classes Of Shares

       SMITH BARNEY INVESTMENT SERIES
          SB GROWTH AND INCOME FUND                   February 27, 2004
              Salomon Brothers Classes Of Shares

       SMITH BARNEY INCOME FUNDS
          SB CAPITAL AND INCOME FUND                  April 29, 2004
          SB CONVERTIBLE FUND                         November 28, 2003
              Salomon Brothers Classes Of Shares

SAM 0599